Century Gaming, Inc. March 2021 Exhibit 99.2

Important Information Cautionary Note Regarding Forward-Looking Statements This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “will,” “believe,” “estimate,” “expect,” “intend,” “target,” “plan,” “outlook,” “addition,” “look forward, “seek,” “continue” and similar expressions and negatives thereof, as they relate to us, our management team, Century or the contemplated transaction or its anticipated effects or benefits, are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current reasonable expectations and beliefs of management, as well as assumptions made by, and information currently available to, Accel’s management regarding Century, the contemplated transaction or its anticipated effects or benefits. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results performance and achievements, or industry results, to differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Accel’s filings with the Securities and Exchange Commission (“SEC”). Anticipated effects or benefits from the contemplated transaction may not ultimately occur, including expected revenues; effective integration of Century’s operations, establishments and terminals with our own; integration of new technology to our own portfolio; and, integration of player rewards programs into our own system or expansion of those rewards programs in other US markets. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to the existing and potential future adverse impact of the COVID-19 pandemic on Century’s business, operations and financial condition, including as a result of any suspension of gaming operations in Nevada or Montana; our ability to expand effectively into Nevada and Montana; our ability to manage growth effectively; our ability to offer new and innovative products and services that fulfill the needs of Century’s establishment partners and create strong and sustained player appeal; Century’s dependence on relationships with key manufacturers, developers and third parties; [the negative impact on Century’s future results of operations by the slow growth in demand for gaming terminals and by slow growth of gaming in Nevada and Montana;] Century’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s or Century’s business, results of operations, cash flows and financial conditions and other risks and uncertainties. Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Accel. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results or benefits expressed in this press releases or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in Accel’s periodic reports filed with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as such risk factor discussion may be updated or supplemented in subsequent filings. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is defined as net (loss) income plus amortization of route and customer acquisition costs and location contracts acquired; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; interest expense; and provision for income taxes. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s and Century’s underlying drivers of profitability and trends in Accel’s and Century’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements.

Accel is acquiring Century Gaming, Inc. (“Century”) More than 8,500 gaming terminals in over 900 locations Largest distributed gaming operator in Montana known for “i-Rewards” customer relationship management system One of the leading distributed gaming operators in Nevada known for “Gambler’s Bonus” player rewards platform Century also owns Grand Vision Gaming, a Montana-based gaming terminal manufacturer licensed to sell in MT, SD, WV, and LA Produces “Power Vision” software exclusive to Century terminals in Nevada Century leadership will join Accel and continue to lead Century Expected to close in late 2021 subject to customary regulatory approvals Transaction Summary

Financial Summary Financial information presented for 2021 assuming no impact from COVID-19. See page 2 for more information on Forward Looking Statements. Note: Although we provide guidance for Adjusted EBITDA, we are not able to provide guidance for net income, the most directly comparable GAAP measure. Certain elements of the composition of GAAP net income including stock-based compensation expenses are difficult to predict and estimate, and are often dependent on future events which may be uncertain or outside of our control. These elements make it impractical for us to provide guidance on net income or to reconcile our Adjusted EBITDA guidance to net income without unreasonable efforts. For the same reason, we are unable to address the probable significance of the unavailable information.

Accel’s Future Footprint Accel continues to grow and diversify its geographical footprint 1. IL percent of revenue calculated by annualizing Q3 2020 Accel IL Revenue States where Accel operates or will operate Percentage of Revenue 2012 2020 2021 IL(1) 71% GA & PA: 1% NV & MT: 28% Bulldog Gaming LLC